CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Cash dividends
Preferred stock stated dividend rate (in hundredths)		5.00%	5.00%
Cash dividends declared (per share)	$ 0.18	$ 0	$ 0
Issuance of shares of common stock (in shares)	30,828	13,604,963	454,842
Share based compensation, common stock (in shares)	107,359	175,789	147,364
Share based compensation withholding obligation, common stock (in shares)		55,348